Rule 497(e)

File Nos. 333-144503 and 811-22091

Key Business VUL II – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

Offered by First Great-West Life & Annuity Insurance Company

In connection with its COLI VUL-2 Series Account

SUPPLEMENT Dated December 19, 2011

To the Prospectus dated May 1, 2011

Effective immediately, the sixth sentence of the Fund Description for the PIMCO VIT High Yield Portfolio (Administrative Shares) on page 26 of the Prospectus is deleted in its entirety and replaced with the following:

“The average portfolio duration of this Portfolio normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index, as calculated by PIMCO, which as of October 31, 2011 was 3.87 years.”

In addition, effective immediately, the last sentence of the first paragraph of the Fund Description for the PIMCO VIT Real Return Portfolio (Administrative Shares) on page 27 of the Prospectus is deleted in its entirety and replaced with the following:

“The effective duration of this Portfolio normally varies within three years (plus or minus) of the effective portfolio duration of the securities comprising the Barclays Capital U.S. TIPS Index, as calculated by PIMCO, which as of October 31, 2011 was 6.57 years.”

In addition, effective immediately, the third sentence of the first paragraph of the Fund Description for the PIMCO VIT Total Return Portfolio (Administrative Shares) on page 27 of the Prospectus is deleted in its entirety and replaced with the following:

“The average portfolio duration of this Portfolio normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays Capital U.S. Aggregate Index, as calculated by PIMCO, which as of October 31, 2011 was 4.71 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2011. Please keep this supplement for future reference.